UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


            Date of Report (Date of earliest reported): July 23, 2003


                          CORRIDOR COMMUNICATIONS CORP.
               (Exact name of registrant as specified in charter)


            Delaware               000-29645             94-3402831
  (State or other jurisdiction    (Commission           (IRS Employer
        of incorporation)         File Number)        Identification No.)


             1235 Pear Ave. Ste 109, Mountain View California 94043
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (650) 961-5707

ITEM 4.  Change in Registrant's Certifying Accountant

      On July 23, 2004, Corridor Communications Corp., a Delaware corporation (the "Company"), notified Stonefield Josephson, Inc. ("Stonefield"), its independent public accountants, that the Company was terminating its services, effective as of that date. On July 27, 2004, the Company engaged HJ & Associates, LLC ("HJA") as its principal independent accountant. This decision to dismiss Stonefield and engage HJA was taken upon the unanimous approval of the Board of Directors of the Company.

      During the last two fiscal years ended December 31, 2003 and December 31, 2002 and through July 23, 2004, (i) there were no disagreements between the Company and Stonefield on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Stonefield would have caused Stonefield to make reference to the matter in its reports on the Company's financial statements, and (ii) Stonefield's report on the Company's financial statements did not contain any other adverse opinion, disclaimer of opinion, or modification or qualification of opinion except that Stonefield's opinion in its report on the Company's financial statements for the years ended December 31, 2003 and 2002 expressed substantial doubt with respect to the Company's ability to continue as a going concern as a result of incurred net losses and negative cash flows from operations since its inception, working capital deficit and stockholders' deficit. During the last two most recent fiscal years ended December 31, 2003 and December 31, 2002 and through July 23, 2004, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

      During the two most recent fiscal years and through July 27, 2004, the Company has not consulted with HJA regarding either:

1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that HJA concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.    any matter that was either subject of disagreement or event, as defined in
      Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to
      Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

      The Company has requested that Stonefield furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated July 27, 2004, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7.  Financial Statements and Exhibits

Exhibit No.     Description

16.1            Letter from Stonefield Josephson, Inc., dated August 11, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  CORRIDOR COMMUNICATIONS CORP.



Date:  August 11, 2004                            /s/Scott Mac Caughern
                                                  ---------------------------
                                                  Scott Mas Caughern
                                                  Chairman